ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:         August 1, 2001 - August 31, 2001
                           --------------------------------

SETTLEMENT DATE:               17-Sep-01
                           -----------------

A.      SERIES INFORMATION

        ADVANTA LEASING RECEIVABLES CORP. VIII AND
        ADVANTA LEASING RECEIVABLES CORP. IX
        EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
        SERIES 1999-1

I.      SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED
        (a.)      Beginning Aggregate Contract Principal Balance                                                    $17,498,429.24
                                                                                                                    --------------
        (b.)      Contract Principal Balance of all Collections allocable to Contracts                              $ 1,444,509.97
                                                                                                                    --------------
        (c.)      Contract Principal Balance of Charged-Off Contracts                                               $    68,449.18
                                                                                                                    --------------
        (e.)      Ending Aggregate Contract Principal Balance of all Contracts as of
                    this Settlement Date                                                                            $15,985,470.09
                                                                                                                    --------------

                  BALANCES ON THIS SETTLEMENT DATE
        (d.)      Class A Principal Balance as of this
                  Settlement Date (Class A Note Factor)              0.1301772                                      $12,871,417.70
                                                                     ---------                                      --------------
        (e1.)     Ending Class A-1 Principal Balance                 0.0000000                     $           --
                                                                     ---------                     --------------
        (e2.)     Ending Class A-2 Principal Balance                 0.0889773                     $ 3,425,709.70
                                                                     ---------                     --------------
        (e3.)     Ending Class A-3 Principal Balance                 1.0000000                     $ 9,445,708.00
                                                                     ---------                     --------------
        (f.)      Ending Class B Principal Balance as of this
                  Settlement Date (Class B Note Factor)              0.2684530                                      $ 3,114,052.39
                                                                     ---------                                      --------------

II.     COMPLIANCE RATIOS
        (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts                                     $17,130,143.60
                                                                                                                    --------------
        (b.)      CBR of Contracts 1 - 30 days delinquent                                                           $ 1,932,395.20
                                                                                                                    --------------
        (c.)      % of Delinquent Contracts 1 - 30 days as of the related Calculation Date                                   11.28%
                                                                                                                    --------------

        (d.)      CBR of Contracts 31 - 60 days delinquent                                                          $   794,645.28
                                                                                                                    --------------
        (e.)      % of Delinquent Contracts 31 - 60 days as of the related Calculation Date                                   4.64%
                                                                                                                    --------------

        (f.)      CBR of Contracts 61 - 90 days delinquent                                                          $   403,486.06
                                                                                                                    --------------
        (g.)      % of Delinquent Contracts 61 - 90 days as of the related Calculation Date                                   2.36%
                                                                                                                    --------------

        (h.)      CBR of Contracts > 91 days delinquent                                                             $   256,179.51
                                                                                                                    --------------
        (i.)      % of Delinquent Contracts > 91 days as of the related Calculation Date                                      1.50%
                                                                                                                    --------------

        (j1.)     % of Delinquent Contracts 31 days or more as of the related Calculation Date                                8.49%
                                                                                                                    --------------
        (j2.)     Month 2: Jul-01                                                                                             7.95%
                                                                                                                    --------------
        (j3.)     Month 3: Jun-01                                                                                             6.64%
                                                                                                                    --------------
        (j4.)     Three month rolling average % of Delinquent Contracts 31 days or more                                       7.69%
                                                                                                                    --------------


        (k1.)     Net Charge-Off % for the related Collection Period (annualized 30/360) *                                    0.00%
                                                                                                                    --------------
        (k2.)     Month 2: Jul-01                                                                                             0.00%
                                                                                                                    --------------
        (k3.)     Month 3: Jun-01                                                                                             7.37%
                                                                                                                    --------------
        (k4.)     Three month rolling average % for Defaulted Contracts                                                       2.46%
                                                                                                                    --------------
                    *Note:  Current Month Net Charge-off % is negative .8878% reported as zero (August, 2001)
                  Does the Cumulative Loss % exceed
        (l1.)     The Loss Trigger Level % from Beginning Period to and including 12th
                    Collection Period?   Y or N                                                                           n/a
                                                                                                                    --------------
        (l2.)     The Loss Trigger Level % from 13th Collection Period to and including
                    24th Collection Period?  Y or N                                                                       n/a
                                                                                                                    --------------
        (l3.)     The Loss Trigger Level % from 25th Collection Period and thereafter? Y or N                              NO
                                                                                                                    --------------


        (m1.)     Residual Realization for the related Collection Period                                                    125.53%
                                                                                                                    --------------
        (m2.)     Month 2: Jul-01                                                                                           119.71%
                                                                                                                    --------------
        (m3.)     Month 3: Jun-01                                                                                           126.20%
                                                                                                                    --------------
        (m4.)     Three month rolling average Residual Realization Ratio                                                    123.81%
                                                                                                                    --------------

        (n.)      Does the three month rolling Residual Realization ratio exceed 100%  Y or N                             YES
                                                                                                                    --------------

III.    FLOW OF FUNDS
        (1.)      The amount on deposit in Available Funds                                                          $ 1,979,024.77
                                                                                                                    --------------
        (2.)      The prepayment amounts deposited, if any, by the Issuers'  to the Collection
                    Account for removal of defaulted contracts                                                      $           --
                                                                                                                    --------------
        (3.)      Total deposits in the Collection Account to be used as available funds on
                    this Payment Date                                                                               $ 1,979,024.77
                                                                                                                    --------------

        (a.)      To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance                         $    39,536.30
                                                                                                                    --------------
        (b.)      To the Servicer, the Servicing Fee and miscellaneous amounts, if any                              $    14,582.02
                                                                                                                    --------------

                  To Series 1999-1 Noteholders:
        (c.)      To Class A, the total Class A Note Interest and Class A Overdue Interest
                    for the related period                                                                          $    80,009.27
                                                                                                                    --------------
                           Interest on Class A-1 Notes                                             $           --
                                                                                                   --------------
                           Interest on Class A-2 Notes                                             $    25,696.45
                                                                                                   --------------
                           Interest on Class A-3 Notes                                             $    54,312.82
                                                                                                   --------------
        (d.)      Interest on Class B Notes for the related period                                                  $    20,651.55
                                                                                                                    --------------
        (e.)      To Series 1999-1 Noteholders:
                  To Class A, the total applicable Principal Payment                                                $ 1,218,226.84
                                                                                                                    --------------
                           Principal Payment to Class A-1 Noteholders                              $           --
                                                                                                   --------------
                           Principal Payment to Class A-2 Noteholders                              $ 1,218,226.84
                                                                                                   --------------
                           Principal Payment to Class A-3 Noteholders                              $           --
                                                                                                   --------------
                  To Class B for applicable Principal Payment to the extent of the Class B Floor                    $   294,732.31
                                                                                                                    --------------

        (f.)      To the Reserve Account:
                  The amount needed to increase the amount in the Reserve Account to the
                    Required Reserve                                                                                $           --
                                                                                                                    --------------


        (g.)      Upon the occurrence of a Residual Event              the lesser of:
                  (A) the remaining Available Funds and                                            $           --
                                                                                                   --------------
                  (B) the aggregate amount of Residual Receipts included in Available Funds        $           --
                                                                                                   --------------
                  To be deposited to the Residual Account                                                           $           --
                                                                                                                    --------------

        (h.)      To the Issuers, as owner of the Pledged Assets, any remaining Available
                    Funds on deposit in the Collection Account (the "Issuers' Interest")                            $   311,286.47
                                                                                                                    --------------

IV.     SERVICER ADVANCES

        (a.)      Aggregate amount of Servicer Advances at the beginning of the Collection Period                   $   506,109.89
                                                                                                                    --------------
        (b.)      Servicer Advances reimbursed during the Collection Period                                         $    22,850.69
                                                                                                                    --------------
        (c.)      Amount of unreimbursed Service Advances to be reimbursed on the
                  Settlement Date                                                                                   $    39,536.30
                                                                                                                    --------------
        (d.)      Servicer Advances made during the related Collection Period                                       $           --
                                                                                                                    --------------
        (e.)      Aggregate amount of Servicer Advances at the end of the Collection
                  Period                                                                                            $   443,722.90
                                                                                                                    --------------
        (f.)      Amount of delinquent Scheduled Payments for which Servicer Advances
                  were not made                                                                                     $           --
                                                                                                                    --------------

V.      RESERVE ACCOUNT
        (a.)      Amount on deposit at the beginning of the related Collection Period                               $ 1,104,761.18
                                                                                                                    --------------
        (b.)      Amount of interest earnings reinvested for the related Monthly Period                             $     3,426.99
                                                                                                                    --------------
        (c.)      Amounts used to cover shortfalls, if any, for the related Collection Period                       $           --
                                                                                                                    --------------
        (d.)      Amounts transferred from the Collection Account, if applicable                                    $           --
                                                                                                                    --------------
        (e.)      Balance remaining before calculating Required Reserve Amount                                      $ 1,108,188.17
                                                                                                                    --------------

        (f.)      Required Reserve Amount needed as of the related Collection Period                                $ 1,104,761.18
                                                                                                                    --------------

        (g1.)     If (e) above is greater than (f), then excess amount to be transferred to
                    the Series Obligors                                                                             $     3,426.99
                                                                                                                    --------------
        (g2.)     If (e) is greater than (d), then amount of shortfall
                                                                                                                    --------------

        (h.)      Amounts on deposit at the end of the related Collection Period (e minus g1)                       $ 1,104,761.18
                                                                                                                    --------------

        (i.)      Is the Required Reserve Amount equal to the balance in the Reserve Account
                  as of the related Collection period? Y or N                                                             YES
                                                                                                                    --------------

VI.     RESIDUAL ACCOUNT
        (a.)      Amount on deposit at the beginning of the related Collection Period                               $           --
                                                                                                                    --------------
        (b.)      Amounts transferred from the Collection Account                                                   $           --
                                                                                                                    --------------
        (c.)      Amounts used to cover shortfalls for the related Collection Period                                $           --
                                                                                                                    --------------
        (d.)      Amount on deposit at the end of the related Collection Period                                     $           --
                                                                                                                    --------------

VII.    ADVANCE PAYMENTS
        (a.)      Beginning aggregate Advance Payments                                                              $   330,482.70
                                                                                                                    --------------
        (b.)      Add:  Amount of Advance Payments collected during the related
                        Collection Period                                                                           $   201,604.83
                                                                                                                    --------------
        (c.)      Add:  Investment earnings for the related Collection Period                                       $           --
                                                                                                                    --------------
        (d.)      Less: Amount of Advance Payments withdrawn for deposit into
                        Facility Account                                                                            $   223,247.28
                                                                                                                    --------------
        (e.)      Ending aggregate Advance Payments                                                                 $   308,840.25
                                                                                                                    --------------



        ADVANTA BUSINESS SERVICES CORP., AS SERVICER

        BY:       /s/ Mark Shapiro
                  --------------------------
        TITLE:    Asst. Treasurer
                  --------------------------
        DATE:     09/12/01
                  --------------------------



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